UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2026

SARATOGA INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00732	20-8700615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 906-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SAR	New York Stock Exchange
6.00% Notes due 2027	SAT	New York Stock Exchange
8.00% Notes due 2027	SAJ	New York Stock Exchange
8.125% Notes due 2027	SAY	New York Stock Exchange
8.50% Notes due 2028	SAZ	New York Stock Exchange
7.50% Notes due 2031	SAV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2021, Saratoga Investment Corp. (the “Company”) established an “at-the-market” offering (the “ATM Program”), pursuant to which the Company may sell, from time to time through the distribution agents, shares of the Company’s common stock, par value $0.001 per share (the “Shares”).

On March 13, 2026, in connection with the effectiveness of the Company’s shelf registration statement on Form N-2 (333-292765) (the “Registration Statement”), the Company and Saratoga Investment Advisors, LLC (the “Adviser”) entered into amendment no. 5 (“Amendment No. 5”) to the equity distribution agreement (as amended, the “Equity Distribution Agreement”) with Lucid Capital Markets, LLC (“Lucid”), Ladenburg Thalmann & Co. Inc. (“Ladenburg”), Compass Point Research & Trading, LLC (“Compass Point”), and Raymond James & Associates, Inc. (“Raymond James” and together with Lucid, Ladenburg, and Compass Point, the “Agents”). Amendment No. 5 was entered into by and among the Company, the Adviser and the Agents to, among other things, reflect the migration of the ATM Program to the Registration Statement from the Company's previous shelf registration statement on Form N-2 (File No. 333-269186).

Further details regarding the Equity Distribution Agreement, as amended by Amendment No. 5, and the ATM Program are set forth in the Company’s prospectus supplement, dated March 13, 2026 (the “ATM Prospectus Supplement”), and the accompanying prospectus, dated March 11, 2026 (together with the ATM Prospectus Supplement, including, in each case, any information incorporated by reference therein, the “Prospectus”), filed by the Company with the Securities and Exchange Commission.

The foregoing description of Amendment No. 5 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 5, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the opinion of Eversheds Sutherland (US) LLP relating to the legality of the issuance and sale of the Shares pursuant to the Prospectus is attached as Exhibit 5.1 hereto.

The Shares, if any, will be issued pursuant to the Registration Statement and the Prospectus, as supplemented from time to time.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Eversheds Sutherland (US) LLP

10.1	Amendment No. 5, dated March 13, 2026, to Equity Distribution Agreement by and among Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Lucid Capital Markets, LLC, Ladenburg Thalmann & Co. Inc., Compass Point Research & Trading, LLC, and Raymond James & Associates, Inc.

23.1	Consent of Eversheds Sutherland (US) LLP (contained in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA INVESTMENT CORP.

Date: March 13, 2026	By:	/s/ Henri J. Steenkamp
	Name:	Henri J. Steenkamp
	Title:	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

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